Advanced Series Trust
PROSPECTUS • April 26, 2021
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Academic Strategies Asset
Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Table of Contents

1	SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
9	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
15	SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
21	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
27	ABOUT THE TRUST
28	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
41	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
48	PRINCIPAL RISKS
62	HOW THE TRUST IS MANAGED
74	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
80	OTHER INFORMATION
81	FINANCIAL HIGHLIGHTS
86	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.62%
+ Distribution and/or Service Fees (12b-1 Fees)		0.13%
+ Other Expenses
Dividend Expenses on Short Sales	0.03%
Broker Fees and Expenses on Short Sales	0.01%
Remainder of Other Expenses	0.04%
+ Acquired Fund Fees & Expenses		0.49%
= Total Annual Portfolio Operating Expenses		1.32%
- Fee Waiver and/or Expense Reimbursement		(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.31%
(1) The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	$133	$417	$723	$1,589
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 452% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a multi-asset class fund. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and investment strategies, and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset classes include US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities-related, and global infrastructure. The non-traditional investment strategies may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies.

The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios); (ii) securities such as common stocks, preferred stocks, bonds, bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), commodity and commodity index futures, options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities; and (iii) certain financial and derivative instruments. Under normal circumstances, the Portfolio will invest greater than 50% of its assets in Underlying Portfolios and the remainder of the Portfolio's assets will be directly managed by subadvisers to the Portfolio.
Strategic Portfolio asset allocations are based on: (i) forward-looking assessments of global macroeconomic, market, financial, currency, security valuation, and other factors; and (ii) quantitative and qualitative evaluations of the risks associated with investments in the relevant investment categories and strategies.
Included in the directly managed portion is a liquidity strategy. The Portfolio allocates approximately 10% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg Barclays US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE BofAML Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The Academic Strategies Asset Allocation Portfolio added and removed subadvisers and changed certain investment strategies, effective January 23, 2017. The performance figures prior to January 23, 2017 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of the Portfolio’s current subadvisers and the Portfolio’s predicted performance.
In addition, prior to January 23, 2017, the Portfolio’s custom blended index consisted of Russell 3000 Index (20%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays US Aggregate Index (25%), Bloomberg Commodity Index Total Return (10%), Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (10%).

Best Quarter:		Worst Quarter:
10.59%	2nd Quarter 2020	-16.81%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	4.22%	5.87%	4.88%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	7.70%	6.86%	5.60%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2008
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	AlphaSimplex Group, LLC	Alexander D. Healy	Chief Investment Officer, Portfolio Manager	March 2014
		Peter A. Lee	Portfolio Manager	March 2014
		Philippe P. Lüdi	Portfolio Manager	March 2014
		Kathryn M. Kaminski	Portfolio Manager	December 2020
		Timothy J. Kang	Portfolio Manager	December 2020
	AQR Capital Management, LLC	Andrea Frazzini, PhD, MS	Principal	January 2017
		Ronen Israel, MA	Principal	July 2010
		Michael Katz, PhD, AM	Principal	January 2017
		Yao Hua Ooi	Principal	January 2020
	CoreCommodity Management, LLC	Adam De Chiara	Co-President, Chief Investment Officer, Portfolio Manager	October 2011
		Sean Duffy	Partner, Portfolio Manager	April 2020
	First Quadrant, L.P.	Dori Levanoni	Partner, Portfolio Manager	November 2008
		Jeppe Ladekarl	Co-Chief Investment Officer, Partner, Portfolio Manager	April 2012
	Jennison Associates LLC	Shaun Hong, CFA	Managing Director	July 2008
		Ubong “Bobby” Edemeka	Managing Director	July 2008
		Brannon P. Cook	Managing Director	July 2014
	Morgan Stanley Investment Management Inc.	Cyril Moullé-Berteaux	Managing Director	January 2017
		Mark Bavoso	Managing Director	January 2017
		Sergei Parmenov	Managing Director	January 2017
	Pacific Investment Management Company, LLC	Daniel He	Executive Vice President, Portfolio Manager	January 2020
		Steve Rodosky	Managing Director, Portfolio Manager	January 2019
		Andrew Balls	Chief Investment Officer – Global Fixed Income	May 2017
		Sachin Gupta	Managing Director, Global Portfolio Manager	May 2017
		Lorenzo Pagani, PhD	Managing Director, Portfolio Manager	May 2017

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
	Western Asset Management Company, LLC/ Western Asset Management Company, Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
		Chia-Liang Lian	Head of Emerging Market Debt	April 2015
		Gordon S. Brown	Portfolio Manager	March 2014
		Prashant Chandran	Portfolio Manager	July 2014
		Kevin Ritter	Portfolio Manager	April 2015
	QMA LLC	Marcus M. Perl	Principal, Portfolio Manager	July 2008
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Edward F. Keon, Jr.	Managing Director, Chief Investment Strategist	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	July 2008
		Devang Gambhirwala	Principal, Portfolio Manager	July 2008
		Rory Cummings, CFA	Vice President, Portfolio Manager	September 2018
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.76%
= Total Annual Portfolio Operating Expenses	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and QMA LLC (QMA), the subadviser to the Portfolio. As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the

Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 60% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 40% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (48%), Bloomberg Barclays US Aggregate Index (40%) and MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (12%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
13.50%	2nd Quarter 2020	-14.26%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	11.77%	9.16%	8.05%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	14.77%	10.39%	9.08%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.75%
= Total Annual Portfolio Operating Expenses	0.91%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$93	$290	$504	$1,120
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and QMA LLC (QMA). As a general matter, the Manager and QMA begin by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes: the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 75% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 25% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 12% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (60%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (25%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
15.83%	2nd Quarter 2020	-16.96%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	13.42%	10.37%	9.14%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	16.23%	11.77%	10.30%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel L. Kallman, CFA	Vice President, Portfolio Manager	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.76%
= Total Annual Portfolio Operating Expenses	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and QMA LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the

Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 35% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 65% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 8% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (28%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (7%), and Bloomberg Barclays US Aggregate Index (65%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
9.66%	2nd Quarter 2020	-9.41%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	9.08%	7.16%	6.19%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.00%	7.99%	6.97%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the TRUST and its Portfolios
This prospectus provides information about the Trust and its separate Portfolios. The Portfolios of the Trust which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
PGIM Investments LLC (formerly, Prudential Investments LLC) (PGIM Investments) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this Prospectus. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. The Investment Managers have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success, and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Trust’s Board of Trustees (the Board) without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made, but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, thereby increasing its taxable distributions. The Financial Highlights tables at the end of this Prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio's assets when markets are unstable. In addition, to the extent not otherwise permitted, each Portfolio may invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions.
AST Academic Strategies Asset Allocation Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and investment strategies and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. Those percentages are subject to change by the Manager and QMA LLC (QMA).

The overall asset allocation strategy for the Portfolio is determined by QMA and the Manager. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.
Traditional Asset Classes
US Large-Cap Equity	■ ■Growth ■Value ■Core
US Mid-Cap Equity	■ ■Growth ■Value
US Small-Cap Equity	■ ■Growth ■Value
International Equity	■ ■Developed Markets Growth ■Developed Markets Value ■Emerging Markets
Fixed Income	■ ■US Investment Grade ■US High-Yield ■International (Hedged) ■Emerging Markets

Non-Traditional Asset Classes
Real Estate	■ ■US Real Estate ■International Real Estate
Real Return*	■ ■Commodities Related ■Inflation-Indexed Securities ■Global Infrastructure
Alternative	■ ■Long/Short Market-Neutral ■Global Macro ■Hedge Fund Replication ■Style Premia ■Currency ■OverlayLong/Short Equity ■Distressed Debt ■Private Equity
* Real return means the annual percentage return on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.
QMA and the Manager determine the strategic allocation of the Portfolio based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. The Manager will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio's then-current asset allocation. The Manager also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest greater than 50% of its assets in underlying portfolios and the remainder of the Portfolio's assets will be directly managed by subadvisers to the Portfolio. Those percentages are subject to change by the Manager and QMA.

As set forth above, the Portfolio invests a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust. The Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments).
Investments in Traditional Asset Classes. With the exception of the International Fixed Income (Hedged) and Emerging Markets investment categories within the fixed income asset class, exposure to all of the remaining traditional investment categories is generally obtained through investments in Underlying Portfolios that are portfolios of the Trust. Pacific Investment Management Company LLC (PIMCO) serves as the Subadviser to the International Fixed Income (Hedged) and Western Asset Management Company, LLC/Western Asset Management Company Limited serve as Subadvisers to the Emerging Markets and Macro Opportunities investment categories.
UNDERLYING PORTFOLIOS. The principal investments of the Underlying Portfolios that are currently used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Portfolios from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Loomis Sayles Large-Cap Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality US companies	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Value	Invests primarily in securities issued by large-cap companies	Domestic Large-Cap Value
AST QMA US Equity Alpha
The Portfolio uses a long/short investment strategy. This means the
Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long.
Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related
securities of US issuers.
Domestic Large-Cap Equity Core
AST Hotchkis & Wiley Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large-Cap Equity Value
AST Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Small-Cap Growth Opportunities	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value

AST Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST BlackRock/Loomis Sayles Bond	Invests primarily in fixed income securities of varying maturities	Domestic Investment Grade Fixed Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed income and debt securities of various maturities	Domestic Investment Grade Fixed Income

Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST BlackRock Low Duration Bond	Invests primarily in fixed income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.	Domestic Investment Grade Fixed Income
AST High Yield	Invests primarily in fixed income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
PGIM Core Ultra Short Bond Fund
Invests primarily in short-term debt obligations issued by the US
Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate
demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by
foreign banks, companies or governments
Ultra Short Bond
INTERNATIONAL FIXED INCOME (HEDGED) (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this sleeve in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The sleeve normally limits its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 20% of its total assets. The average portfolio duration of this sleeve normally varies within three years (plus or minus), as calculated by PIMCO, of the duration of the Bloomberg Barclays Global Aggregate ex USD Index Hedged in USD, which as of February 28, 2021 was 8.09 years. The sleeve invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The sleeve may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. PIMCO may invest up to 10% of the total assets attributable to this sleeve in preferred stocks. This sleeve of the Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information.
EMERGING MARKETS FIXED INCOME (WESTERN ASSET MANAGEMENT COMPANY, LLC / WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset Management Company, LLC and Western Asset Management Company Limited (Western Asset) invests, under normal circumstances, at least 80% of the assets attributable to this investment category in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. Western Asset may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by Western Asset. Below investment grade securities are commonly referred to as “junk bonds.” Western Asset also may invest up to 50% of the assets attributable to this investment category in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. Western Asset’s portfolio managers normally will invest in at least three emerging market countries.
Instead of investing directly in particular securities, Western Asset may use instruments such as derivatives and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. Western Asset may use one or more types of these instruments without limit and may also engage in a variety of transactions using derivatives in order to change the investment characteristics of portfolio securities (such as shortening or lengthening duration) and for other purposes.
MACRO OPPORTUNITIES (WESTERN ASSET MANAGEMENT COMPANY, LLC/WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset implements an opportunistic investing strategy by focusing on long-term value investing and active management of duration, yield curve, and volatility. In this investment category, Western Asset seeks to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Western Asset portfolio managers do not invest in individual equities, they may also invest in equity-related strategies, such as equity index futures and swaps, to the extent consistent with the Portfolio’s overall investment objective and strategy.
Western Asset may enter into various derivative transactions for both hedging and non-hedging purposes, including seeking to enhance returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options.
Western Asset may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. Western Asset may also engage in short sales or may otherwise hold short positions.
Although Western Asset may invest in securities of any maturity, it will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset, within the range of -5 to 10 years. Western Asset may invest in debt and fixed income securities of any credit quality, including securities that are in default.
Investments in Non-Traditional Asset Classes. With the exception of the US Real Estate and International Real Estate investment categories within the Real Estate asset class, exposure to the remaining non-traditional investment categories is obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Portfolios from time to time may be added to, or removed from, the Portfolio's list of available investment options.
REAL ESTATE. Exposure to the US real estate and international real estate investment categories is obtained through investments in the AST Cohen & Steers Realty Portfolio and the AST Cohen & Steers Global Realty Portfolio, respectively. The principal investments of these Underlying Portfolios are described below.
Underlying Portfolio	Principal Investments	Traditional Investment Category
AST Cohen & Steers Realty	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Cohen & Steers Global Realty	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate
The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.
Subadvisers	Investment Categories and Strategies
CoreCommodity Management, LLC (CoreCommodity)	Commodities Related
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed Income (Hedged)
Western Asset Management Company, LLC/ Western Asset Management Company Limited	Emerging Markets Fixed Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC	Style Premia
Morgan Stanley Investment Management Inc. (MSIM)	Global Macro
COMMODITIES RELATED (CoreCommodity). The CoreCommodity strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise the benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in the benchmark indexes.
INFLATION-INDEXED SECURITIES (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the US government and non-US governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The effective duration of the assets attributable to this investment category normally varies within three years (plus or minus) of the duration of the Bloomberg Barclays Capital US TIPS Index, as calculated by PIMCO.
PIMCO invests the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in US dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means this investment category may invest, together with any other investments denominated in foreign currencies, up to 80% of its total assets in such instruments). PIMCO normally limits the foreign currency exposure (from non-US dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.
PIMCO may invest all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.
GLOBAL INFRASTRUCTURE (JENNISON). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates.
LONG/SHORT MARKET NEUTRAL (QMA). QMA's Long/Short Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks. In general, this investment strategy has long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.
HEDGE FUND REPLICATION (ALPHASIMPLEX). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically makes extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds, which includes a wide range of investment strategies and investment managers (such as long/short equity, managed futures, convertible arbitrage, or global macro).
In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. Whereas AlphaSimplex does not invest directly in hedge funds, it may invest in non-US securities and instruments and securities and instruments traded outside the United States and expects to engage in non-US currency transactions.
AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return.
CURRENCY (FIRST QUADRANT): The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in developed market currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return).
First Quadrant, the sleeve's subadviser, uses an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant's investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.
STYLE PREMIA (AQR): The style premia strategy aims to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds and currencies. The style premia strategy will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The style premia strategy will also use derivatives for hedging purposes. The style premia strategy implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures and bond futures), currency forwards, options and swaps (including equity swaps, swaps on index futures, interest rate swaps, swaps on bond futures and total return swaps) (collectively, the “Instruments”). The style premia strategy may also invest in other registered investment companies including exchange-traded funds.
The style premia strategy’s exposure to equities includes securities of US and non-US issuers and equity indices representing the United States and non-US countries. For the bonds Asset Group, the style premia strategy will have exposure to US Government securities and sovereign debt issued by other developed countries. The style premia strategy may invest in debt securities of any credit rating, maturity or duration. From time to time, the style premia strategy can have significant exposure to non-US dollar denominated currencies. The style premia strategy is generally intended to have a low correlation to the equity, bond and credit markets. The style premia strategy also is not designed to match the performance of any hedge fund index. The style premia strategy will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. AQR will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures.
The Styles employed by the style premia strategy are:

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Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The style premia strategy will seek to buy assets that are “cheap” and sell those that are “expensive.”
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Momentum: Momentum strategies favor investments that have performed well relative to those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The style premia strategy will seek to buy assets that recently outperformed their peers and sell those that recently underperformed.
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Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The style premia strategy will seek to buy high-yielding assets and sell low-yielding assets.
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Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The style premia strategy will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets.
The style premia strategy is actively managed and the Portfolio’s exposures to Styles and Asset Groups will vary based on the subadviser’s ongoing evaluation of investment opportunities. The style premia strategy expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above.
The style premia strategy may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the style premia strategy may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price.
If derivative instruments and instruments with remaining maturities of one year or less are taken into account, the style premia strategy’s strategy will result in frequent trading and high turnover (typically greater than 250%).
A portion of the style premia strategy’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or US Government securities.
GLOBAL MACRO (MSIM). The global macro strategy of the Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. To implement this approach, MSIM takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. MSIM may implement these positions either directly by purchasing securities or through the use of derivatives. There is no guarantee that the global macro strategy will achieve its goal of positive absolute return.
MSIM’s top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. MSIM’s allocations will be the result of relative value and/or directional views of the markets or individual asset classes taken by MSIM based on the results of its fundamental and quantitative research. The global macro strategy may at times invest a substantial portion of its assets in one or more countries (including EM countries) or regions. The global macro strategy’s investments may be US and non-US dollar denominated.
The global macro strategy of the Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). In addition, MSIM may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or

“junk bonds.” High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. (Moody's) or below BBB by S&P Global Ratings (S&P), or if unrated considered by MSIM to be an appropriate investment.
The global macro strategy of the Portfolio may invest in asset-backed securities. The global macro strategy of the Portfolio may also invest in restricted securities. The mortgage-backed securities in which the global macro strategy may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by US governmental or private lenders such as banks. The global macro strategy of the Portfolio may also invest in other investment companies, including ETFs.
The global macro strategy of the Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. The global macro strategy's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The global macro strategy may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the MSIM Global Macro sleeve of the Portfolio to obtain net long or net short exposure to selected currencies. At times, the global macro strategy of the Portfolio may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the MSIM Global Macro sleeve of the Portfolio will be counted toward the MSIM Global Macro sleeve of the Portfolio exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
The global macro strategy of the Portfolio is managed in a non-diversified manner.
OVERLAY (QMA). The Portfolio allocates approximately 10% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Trust. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Manager from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.
LONG/SHORT EQUITY. Long/short equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

DISTRESSED DEBT. Event driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.
PRIVATE EQUITY. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.
Investments in Underlying Portfolios. Under normal conditions, the Portfolio invests approximately 65% of its assets in Underlying Portfolios that are portfolios of the Trust. An additional portion of the Portfolio may be invested in Underlying Portfolios (either portfolios of the Trust or other portfolios) to the extent the Manager and QMA would like to gain exposure to certain asset classes or investment strategies but for which the Manager has not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.
Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets are generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.
	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities Related	5%	10%	15%
Alternative Investments	5%	15%	25%

AST Dynamic Asset Allocation Portfolios: (Dynamic Asset Allocation Portfolios)
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AST Balanced Asset Allocation Portfolio
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AST Capital Growth Asset Allocation Portfolio
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AST Preservation Asset Allocation Portfolio
Investment Objective: to obtain the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Trust at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or one of its affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PGIM Investments and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Bloomberg Barclays US Aggregate Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Bloomberg Barclays US Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation

Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PGIM Investments. PGIM Investments will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
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asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
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geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
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investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
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market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
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“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.
Generally, PGIM Investments and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
PGIM Investments and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PGIM Investments and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PGIM Investments and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PGIM Investments and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of the Dynamic Asset Allocation Portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities“ (e.g., common stocks, bonds) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not ”securities“ within the meaning of the 1940 Act (collectively, Other Investments).
The AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio each respectively allocates approximately 10%, 12%, or 8% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also ”Swaps“ defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also ”Credit Default Swaps“ defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the ”roll period,“ the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also ”Swaps“ defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ”trigger“ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)— Each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide ”circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.

Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the seller will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's (other than the PSF PGIM Government Money Market Portfolio) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the PSF PGIM Government Money Market Portfolio were to exceed the 5% limit, the subadviser(s) would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated short-term bond funds and/or money market funds. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, or for defensive purposes. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser(s).
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio's assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets when markets are unstable. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

PRINCIPAL RISKS
An investment or type of security specifically identified in this prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange-Traded Funds (ETF) Risk. Unless otherwise indicated as a part of a Portfolio’s principal investment strategy, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
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To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

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The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
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A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.
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The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s Subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
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There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s Subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s Subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Manager or a Subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity Allocation Risk. A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.
Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in a Subadviser.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective.
Real Asset Risk. The real asset industries in general can be significantly affected by a variety of factors, including exploration and production spending; government regulation or deregulation; energy conservation; changes in tax laws and government regulations; raw materials prices, energy prices and the supply and demand for oil and gas; interest rates; commodity prices; international monetary and political developments such as currency devaluations or revaluations; and central bank movements.
The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and mining companies can suffer from resource availability, governmental restrictions, and fluctuations in supply and demand.
Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, tariffs and international economic, political and regulatory developments.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.

Restricted Securities Risk. A Portfolio may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities, such as those normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933.
Restricted securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, an insufficient number of eligible buyers interested in purchasing restricted securities at a particular time could adversely affect their marketability and a Portfolio may be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. A Portfolio may invest in restricted securities determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, a Portfolio’s holdings of restricted securities may increase the level of Portfolio illiquidity to the extent that eligible buyers become unable or unwilling, for a time, to purchase them. Issuers of restricted securities are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. Thus, a Portfolio investing in restricted securities may be less able to predict future losses. In addition, if a Portfolio’s management receives material nonpublic information about an issuer of a restricted security, the Portfolio may be unable to sell the security when it would otherwise be advantageous to do so and, as such, could incur a loss. Restricted securities also may be difficult to value because market quotations may not be readily available, and the values of such securities may have significant volatility. When registration of a security is required, a Portfolio may have to bear all or part of the registration expenses and the risk of substantial delays in effecting the registration. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Portfolio.
Selection Risk. The Subadviser will actively manage a Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the PSF PGIM Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PGIM Investments, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers of the Portfolios. PGIM Investments has been in the business of providing advisory services since 1996. ASTIS has been in the business of providing advisory services since 1992.
The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASTIS and PGIM Investments, (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Board. PGIM Investments also participates in the day-to-day management of several Portfolios, as noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PGIM Investments may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PGIM Investments select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PGIM Investments may simultaneously favor the same industry. PGIM Investments will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PGIM Investments sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Trust's investment advisory agreements is available in the Trust's semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2020:
AST Academic Strategies Asset Allocation	0.61%

AST Balanced Asset Allocation	0.15%

AST Capital Growth Asset Allocation	0.15%

AST Preservation Asset Allocation	0.15%

Investment Subadvisers
The Portfolios each have one or more investment Subadvisers providing the day-to-day investment management of each Portfolio. PGIM Investments also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the fee that the Manager receives from the Trust. The Subadvisers for each Portfolio of the Trust are described below:
AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at 200 State Street, Boston, Massachusetts 02109, is a subsidiary of Natixis Investment Managers. As of December 31, 2020, AlphaSimplex had approximately $5.9 billion in assets under management.
AQR Capital Management, LLC (AQR), a Delaware limited liability company formed in 1998, serves as a subadviser for the style premia segment of the Academic Strategies Portfolio and Emerging Markets Equity Portfolio. As of December 31, 2020, AQR and its affiliates had approximately $140 billion in assets under management. AQR's address is Two Greenwich Plaza, Greenwich, Connecticut 06830.
CoreCommodity Management, LLC (CoreCommodity) is an independent asset management firm. As of December 31, 2020, CoreCommodity had assets under management of approximately $4.2 billion (measured at notional value for managed accounts and net asset value for pooled vehicles). CoreCommodity is located at 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.
First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Boulevard., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2020, First Quadrant had approximately $13.8 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including active and active/passive components, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its strategic partners, but only wherein First Quadrant has full investment discretion over the portfolios.
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2020, Jennison managed in excess of $224.2 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the US and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2020, MSIM together with its affiliated asset management companies had approximately $781 billion in assets under management.
Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. As of December 31, 2020, PIMCO managed $2.22 trillion in assets, including $1.63 trillion in third-party client assets. PIMCO’s address is 650 Newport Center Drive, Newport Beach, California 92660.
QMA LLC (QMA) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors in 1975. As of December 31, 2020, QMA managed approximately $120.3 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $484.2 billion as of December 31, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST Academic Strategies Asset Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich and Todd L. Kerin are jointly and primarily responsible for the overall management of the Portfolio.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
QMA: Asset Allocation and Overlay Segment. Marcus M. Perl, Edward L. Campbell, Edward F. Keon, Jr., Joel M. Kallman and Rory Cummings, are jointly and primarily responsible for the day-to-day management of asset allocations and the overlay segment of the Portfolio.
Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic

Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Rory Cummings, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.
QMA: Long/Short Market Neutral Segment. Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Jennison: Global Infrastructure Segment. Shaun Hong, CFA, Ubong “Bobby” Edemeka and Brannon P. Cook are the portfolio managers jointly and primarily responsible for the day-to-day management of the Global Infrastructure Segment.
Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager. He joined Prudential (now PGIM) in 1999 as an analyst in Prudential's public equity unit responsible for the power, natural gas, and telecommunications industries, and in September 2000 when Prudential’s public equity asset management capabilities were transferred to Jennison, he joined Jennison. Prior to joining Prudential, Mr. Hong was a research analyst at Equinox Capital Management where he covered the utility, consumer products, commodities, and technology sectors. Mr. Hong began his career as a research analyst covering telecommunications and technology companies at Parker/Hunter. He earned a BS in industrial management from Carnegie Mellon University and he holds the Chartered Financial Analyst (CFA) designation.
Ubong “Bobby” Edemeka is a Managing Director and an income and infrastructure portfolio manager. He joined Jennison in March 2002. Prior to joining Jennison, Mr. Edemeka was with Goldman Sachs as a sell-side research analyst on the US Power & Utilities team. Prior to that, he was an analyst on the global utilities team at SSB Citi Asset Management Group. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund (now PGIM Jennison Utility Fund). Mr. Edemeka earned a BA in government from Harvard University.

Brannon P. Cook is a Managing Director, global infrastructure portfolio manager, and an income and infrastructure research analyst. He joined Jennison in May 2008. Prior to joining Jennison, Mr. Cook spent eight years at JPMorgan Chase initially as an analyst within the mergers and acquisitions group then as a vice president and senior analyst covering transportation and industrial companies. Mr. Cook earned a BSBA from Washington and Lee University.
The portfolio managers for the Global Infrastructure Segment are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
CoreCommodity: Commodities Segment. Adam De Chiara is a Co-Founder and Co-President of CoreCommodity Management, LLC and the Chief Investment Officer Portfolio Manager of the CoreCommodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (GSCI). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index (now the Bloomberg Commodity Index BCOM). In 2003, Mr. De Chiara co-founded the commodities group at Jefferies, including what is now known as CoreCommodity Management. Mr. De Chiara received a BA with high honors from Harvard University and a JD with honors from Harvard Law School.
Sean Duffy is a Portfolio Manager and Partner of CoreCommodity Management’s Institutional Division. Before March 2008, Mr. Duffy was a Senior Vice President at Jefferies Financial Products, LLC. Prior to joining Jefferies in January 2007, Mr. Duffy held various positions in the financial services industry, including that he was a Portfolio Manager at Graham Capital Management from 2005 to January 2007, specializing in global macro strategies. Prior to Graham Capital, among other positions, Mr. Duffy served as a Director at Deutsche Bank in New York, where he was responsible for managing the global spot trading risk for the precious metals desk from 1997-2001, and he traded commodities at Goldman, Sachs & Co. from 1992 to January 1995. Mr. Duffy commenced his career at Paine Webber & Co. in 1990, serving as a financial analyst in the investment banking division. Mr. Duffy received his A.B. from Harvard University.
Morgan Stanley Investment Management Inc. (MSIM): Global Macro Segment. The portfolio managers of MSIM jointly and primarily responsible for oversight of the Global Macro segment of the Academic Strategies Portfolio are Cyril Moullé-Berteaux, Mark Bavoso, and Sergei Parmenov. Their respective biographies are provided below.
Cyril Moullé-Berteaux, Managing Director. Cyril Moullé-Berteaux is head of the GMA team at MSIM. He re-joined the firm in 2011 and has 29 years of financial industry experience. Before returning to Morgan Stanley, Cyril was a founding partner and portfolio manager at Traxis Partners, a macro hedge fund firm. At Traxis Partners, Cyril managed absolute-return portfolios and was responsible for running the firm’s fundamental and quantitative research effort. Prior to co-founding Traxis Partners, in 2003, he was a managing director at MSIM, running Asset Allocation Research and heading the Global Asset Allocation team. Previously, from 1991 to 1995, Cyril worked at Bankers Trust as a corporate finance analyst and as a derivatives trader in the emerging markets group. He received a BA in economics from Harvard University.
Mark Bavoso, Managing Director. Mark Bavoso is a senior portfolio manager on the GMA team at MSIM. He joined Morgan Stanley in 1986 and has 37 years of investment experience. Previously, he was a senior vice president and portfolio manager at Dean Witter InterCapital and a vice president in the equity marketing and research departments of Dean Witter Reynolds. Prior to joining the firm, he was a vice president and equity research analyst at Sutro & Co. Mark received a BA in both history and political science from the University of California, Davis. In 2008, under his leadership, the Morgan Stanley Strategist Fund was the recipient of the Lipper Funds Award (presented to the top performing Flexible Portfolio for the trailing three years). Mark is also a member of the Economic Club of New York.
Sergei Parmenov, Managing Director. Sergei Parmenov rejoined MSIM in 2011 in the GMA team. Sergei has 24 years of investment experience. Before returning to Morgan Stanley, Sergei was a founder and manager of a macro hedge fund Lyncean Capital Management. Between 2003 and 2008, Sergei was an analyst and a portfolio manager at Traxis Partners, a multi-strategy hedge fund. From 2002 to 2003, Sergei was an analyst at a European mid-cap equities hedge fund at J. Rothschild Capital Management in London. Prior to this, he was a Vice President in the private equity department of Deutsche Bank and from 1999 to 2001, Sergei was an Associate and subsequently Vice President at Whitney & Co, focusing on European private equity investments. Sergei started his career in MSIM in 1996. He received a BA in economics from Columbia University.
PIMCO: International Fixed Income (Hedged) Segment. Andrew Balls, Sachin Gupta and Lorenzo Pagani, PhD, are jointly and primarily responsible for the day-to-day management of the international fixed income (hedged) segment of the Portfolio. Mr. Balls is PIMCO's CIO Global Fixed Income. Based in the London office, he oversees the firm’s European, Asia-Pacific, emerging markets and global specialist investment teams. He manages a range of global portfolios and is a member of the Investment Committee. Previously, he was head of European portfolio management, a global portfolio manager in the Newport Beach office and the firm’s global strategist. Prior to joining PIMCO in 2006, he was an economics correspondent and columnist for the Financial Times in London, New York and Washington, DC. He has 22 years of investment experience and economics/financial markets experience and holds a bachelor's degree from Oxford and a master's degree from Harvard University. He was a lecturer in economics at Keble College, Oxford. Mr. Balls was nominated by Morningstar in 2013 for European Fixed-Income Fund Manager of the Year. He is a director of Room to Read, a nonprofit that promotes literacy and gender equality in education in low-income countries.
Mr. Gupta is a managing director in the Newport Beach office, global portfolio manager and head of the global desk. He is a member of the European Portfolio Committee and a rotating member of the Asia-Pacific Portfolio Committee, and has also served as a rotating member of the Investment Committee. Previously, he was in PIMCO's London office managing European liability driven investment (LDI) portfolios. Before that, he was part of PIMCO’s global portfolio management team in the Singapore office. In these roles, he focused on investments in government bonds, foreign exchange and interest rate derivatives across global markets. Prior to joining PIMCO in 2003, he was in the fixed income and currency derivatives group at ABN AMRO Bank. He has 23 years of investment experience and holds an MBA from XLRI, India. He received an undergraduate degree from Indian Institute of Technology, Delhi. He is a director of The Global Foodbanking Network, an international nonprofit that is working towards a hunger-free future in more than 30 countries.
Dr. Pagani is a managing director and portfolio manager in the Munich office and head of the European rates desk. He is also a member of the European portfolio committee, the counterparty risk committee, and the Best Execution Committee. Prior to joining PIMCO in 2004, he was with the nuclear engineering department at the Massachusetts Institute of Technology (MIT) and with Procter & Gamble in Italy. He has 18 years of investment experience and holds a PhD in nuclear engineering from MIT. He graduated from the Financial Technology Option program of MIT/Sloan Business School and holds a joint master of science degree from the Politecnico di Milano in Italy and the Ecole Centrale de Paris in France.
PIMCO: Inflation-Indexed Securities Segment. Daniel He and Steve Rodosky are jointly and primarily responsible for the day-to-day management of the inflation- indexed securities segment of the Portfolio. Daniel He is an executive vice president and portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has 15 years of investment experience and holds an MBA from the University of Chicago Booth School of Business. He also holds a master's degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.
Mr. Rodosky is a managing director in the Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 26 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Western Asset & WAML: Emerging Markets Fixed Income Segment and Macro Opportunities Segment. The portfolio managers jointly and primarily responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the emerging markets fixed income sleeve are S. Kenneth Leech, Chia-Liang Lian, Gordon S. Brown and Kevin J. Ritter. The portfolio managers jointly and primarily responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the macro opportunities sleeve are S. Kenneth Leech and Prashant Chandran. Messrs. Leech, Brown and Chandran have been employed by Western Asset and WAML in the capacity of portfolio managers for at least the past five years.
Ken Leech is the Chief Investment Officer of Western Asset Management Company, LLC. He joined the Firm in 1990. From 1991–2016, assets under management grew from just over $5 billion to $426 billion.1 Ken leads the Global Portfolio, US Broad Portfolio and Macro Opportunities teams. From 2002–2004, he served as a member of the Treasury Borrowing Advisory Committee. Mr. Leech and the Western Asset team were nominated for Morningstar US Fixed Income Manager of the Year five times over the last 13 years, winning the award in 2004 and 2014. Ken was inducted into the Fixed-Income Analyst Society Hall of Fame in 2007. He is a graduate of the University of Pennsylvania’s Wharton School. In his four years he received three degrees: a Bachelor of Arts, a Bachelor of Science and an MBA, graduating summa cum laude.
Chia-Liang Lian is currently Head of Emerging Markets Debt at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.
Gordon S. Brown received an MSc in Investment Analysis from the University of Stirling, an MSc in Business Economics from the University of Strathclyde, and an MA in Economic Science from the University of Aberdeen. Prior to joining Western Asset Management Limited in 2011, Mr. Brown was a Senior Investment Manager, Emerging Market Rates and Currencies. Mr. Brown is an Associate Member of the UK Society of Investment Professionals.
Prashant Chandran is a graduate from the Indian Institute of Technology, and holds an MSc from the University of Toledo and an MBA from the University of Chicago, Graduate School of Business. Mr. Chandran has been employed by Western Asset since 2007.
Kevin J. Ritter is Portfolio Manager for Western Asset. Mr. Ritter re-joined Western Asset in 2006 after serving as the Emerging Markets Trader at Payden & Rygel from 2004 to 2005. He started his career in emerging markets in 1998, playing various roles in the capital markets groups at Dresdner Kleinwort Wasserstein LLC and ING Barings LLC. Before joining Western Asset in 2003 as a Portfolio Analyst, Mr. Ritter worked as a Spring Associate at FH International Financial Services, Inc. Mr. Ritter is a graduate of Dartmouth College, where he majored in political science. He is also a CFA charter holder.
First Quadrant: Currency Segment. As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to First Quadrant and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.
Dori Levanoni and Jeppe Ladekarl are jointly and primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Their respective biographies are provided below.
Dori Levanoni is a Partner and senior member of First Quadrant’s investment team. With a career spanning over 25 years with First Quadrant, he has been involved in all aspects of investment management from research to risk measurement, risk allocation, portfolio optimization, trading and portfolio management. From his early specialization in tactical asset allocation and global macro strategies, Mr. Levanoni currently serves as Portfolio Manager for strategies in the firm’s diversifying and risk-mitigating solutions categories. Dori began his career at First Quadrant in 1991, spending a brief period in the mid-1990s researching in the Department of Anatomy and Neurobiology at Washington University in St. Louis, before returning to the firm for the remainder of his tenure.
Jeppe Ladekarl is a co-Chief Investment Officer and Partner of First Quadrant. Prior to joining the firm in 2009, he was the Principal Portfolio Manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments Department. He also managed the team that allocates funds to external GTAA and active currency managers, and was responsible for the internally managed global macro strategy. Mr. Ladekarl also worked in the World Bank’s Financial Sector Operations and Policy group conducting financial sector policy research and providing advice to emerging market governments on financial sector issues. Before joining the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank holding various positions in the Monetary Policy and Capital Markets Departments. Mr. Ladekarl has published on various debt management, ALM, mortgage bonds, currency, emerging markets and international portfolio investment topics. He holds a MSc in economics from the University of Copenhagen.
AlphaSimplex: Hedge Fund Replication Segment. Alexander D. Healy, Peter A. Lee, Philippe P. Lüdi, Kathryn M. Kaminski and Timothy J. Kang are jointly and primarily responsible for the day-to-day management of the hedge fund replication segment of the Portfolio.
Alexander D. Healy joined AlphaSimplex in 2007 and currently serves as Chief Investment Officer. He is also a member of AlphaSimplex’s Board of Directors, AlphaSimplex’s Investment Committee, and AlphaSimplex’s Risk Committee. Dr. Healy received an AB in Mathematics and Computer Science in 2002 and a PhD in Theoretical Computer Science in 2007, both from Harvard University.
Peter A. Lee joined AlphaSimplex in 2007 and currently serves as Senior Research Scientist for hedge fund strategies. Mr. Lee received an AB in Applied Mathematics with a secondary field in Economics from Harvard University in 2007 as well as an SM in Operations Research from MIT in 2016.
Philippe P. Lüdi joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist, focusing on global macro strategies and systems engineering. Dr. Lüdi received the equivalent of an MA in Molecular and Computational Biology from the University of Basel in 2000, followed by an MS in Statistics in 2002 and a PhD in Bioinformatics in 2006, both from Duke University.
Kathryn M. Kaminski joined AlphaSimplex in 2018 and currently serves as Chief Research Strategist. She is also a member of AlphaSimplex’s Investment Committee. Prior to joining AlphaSimplex, Dr. Kaminski served as a visiting scientist at the MIT Laboratory for Financial Engineering. Prior to this, she held portfolio management positions at Campbell and Company and served as a senior investment analyst at RPM, a CTA fund of funds.  Dr. Kaminski received an SB in Electrical Engineering in 2001 and a PhD in Operations Research in 2007, both from MIT.
Timothy J. Kang joined AlphaSimplex in 2018 and currently serves as Research Scientist, focusing on portfolio management, applied research in hedge fund-related strategies, and overall capability development. Prior to joining AlphaSimplex, Mr. Kang gained experience at Susquehanna International Group and at PsychSignal and also worked as an undergraduate research assistant at the Harvard School of Engineering and Applied Sciences. Mr. Kang received an AB in Statistics with a minor in Computer Science from Harvard University in 2018.
AQR Capital Management, LLC (AQR): Style Premia Segment. The portfolio managers of AQR jointly and primarily responsible for oversight of the Style Premia segment of the Academic Strategies Portfolio are Andrea Frazzini, PhD, MS, Ronen Israel, MA, Michael Katz, PhD, AM and Yao Hua Ooi. Their respective biographies are provided below.
Andrea Frazzini, PhD, MS. Dr. Frazzini is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and is the Head of AQR's Global Stock Selection team. He earned a BS in economics from the University of Rome III, an MS in economics from the London School of Economics and a PhD in economics from Yale University.

Ronen Israel, MA. Mr. Israel is a Principal of AQR. Mr. Israel joined AQR in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of AQR’s Executive Committee. Mr. Israel earned a BS in economics and a BAS in biomedical science from the University of Pennsylvania, and an MA in mathematics from Columbia University.
Michael Katz, PhD, AM. Dr. Katz is a Principal of AQR. Dr. Katz joined AQR in 2007 and is Head of the Portfolio Implementation team where he oversees the implementation of AQR’s products and models and enhancement of the implementation process. He earned a BA in economics and a BA in Middle East history, both with honors, at Tel Aviv University, and an AM and a PhD, both in economics, from Harvard University.
Yao Hua Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and is Head of the Macro and Multi-Strategy Team where he leads the Research and Portfolio Management teams focused on AQR's macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
AST Dynamic Asset Allocation Portfolios
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AST Balanced Asset Allocation Portfolio
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AST Capital Growth Asset Allocation Portfolio
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AST Preservation Asset Allocation Portfolio
The Manager typically uses teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PGIM Investments. Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

QMA. Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each of the Portfolios structured as a fund of funds (the Fund of Funds) invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2021 2022, 2023, 2024, 2025, 2026, 2027, 2028, 2029, 2030, 2031 and 2032 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios are used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. Contract holders cannot select the Target Maturity Portfolios or The Investment Grade Bond Portfolio for investment; the Contracts using these Portfolios are issued by the Participating Insurance Companies. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized algorithmic asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time will cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio. As such, asset transfers could also adversely affect a Portfolio’s risk profile or expenses.
The operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended, which could adversely affect performance.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Manager or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Manager or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on market events or conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the PSF PGIM Government Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
All short-term debt securities held by the Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Government Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. The class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. No 12b-1 fee is charged for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Trust. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%
PAD may receive payments from certain Subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the Subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, Subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the Subadviser and PAD, depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the fiscal year ended December 31, 2020 are derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.

AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$16.12	$13.89	$15.12	$13.43	$12.63
Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.09	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67	2.14	(1.30)	1.66	0.79
Total from investment operations	0.68	2.23	(1.23)	1.69	0.80
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$16.80	$16.12	$13.89	$15.12	$13.43
Total Return(f)	4.22%	16.05%(g)	(8.13)%(g)	12.58%	6.33%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$4,431	$4,662	$3,882	$5,726	$5,438
Average net assets (in millions)	$3,925	$4,509	$5,070	$5,635	$5,544
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement(i)	0.82%	0.81%	0.80%	0.80%	0.84%
Expenses before waivers and/or expense reimbursement(i)	0.83%	0.82%	0.81%	0.81%	0.84%
Net investment income (loss)	0.08%	0.60%	0.45%	0.21%	0.05%
Portfolio turnover rate(j)(k)	452%	243%	171%	140%	130%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.04%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2020,
2019, 2018, 2017 and 2016, respectively.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$20.48	$17.15	$18.04	$15.70	$14.77
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.02	0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	3.31	(0.90)	2.35	0.95
Total from investment operations	2.41	3.33	(0.89)	2.34	0.93
Capital Contributions	—	—(b)(c)	—	—	—
Net Asset Value, end of Year	$22.89	$20.48	$17.15	$18.04	$15.70
Total Return(d)	11.77%	19.42%(e)	(4.93)%	14.90%	6.30%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$11,217	$11,118	$9,755	$11,445	$10,594
Average net assets (in millions)	$10,268	$10,760	$11,074	$11,067	$10,379
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.06)%	0.09%	0.06%	(0.04)%	(0.10)%
Portfolio turnover rate(g)	45%	24%	15%	15%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$21.76	$17.80	$18.98	$16.10	$15.07
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.03	0.02	—(b)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.93	3.93	(1.20)	2.88	1.04
Total from investment operations	2.92	3.96	(1.18)	2.88	1.03
Capital Contributions	—	—(b)(c)	—	—	—
Net Asset Value, end of Year	$24.68	$21.76	$17.80	$18.98	$16.10
Total Return(d)	13.42%	22.25%(e)	(6.22)%	17.89%	6.83%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$14,643	$14,290	$12,090	$14,539	$12,753
Average net assets (in millions)	$12,945	$13,724	$14,194	$13,771	$12,302
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.15%	0.15%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.04)%	0.12%	0.09%	(0.03)%	(0.09)%
Portfolio turnover rate(g)	61%	26%	15%	17%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$18.06	$15.74	$16.19	$14.70	$13.94
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.01	—(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.65	2.31	(0.45)	1.50	0.78
Total from investment operations	1.64	2.32	(0.45)	1.49	0.76
Capital Contributions	—	—(b)(c)	—(b)(d)	—	—
Net Asset Value, end of Year	$19.70	$18.06	$15.74	$16.19	$14.70
Total Return(e)	9.08%	14.74%(f)	(2.78)%(f)	10.14%	5.45%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$6,487	$6,407	$5,833	$6,996	$6,602
Average net assets (in millions)	$6,109	$6,305	$6,573	$6,908	$6,711
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.08)%	0.05%	0.03%	(0.06)%	(0.11)%
Portfolio turnover rate(h)	41%	26%	14%	16%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

GLOSSARY: PORTFOLIO INDEXES
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
AST Academic Strategies Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE of BofAML Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Bloomberg Barclays US Aggregate Index (40%) and MSCI EAFE Index (GD) (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Capital Growth Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Bloomberg Barclays US Aggregate Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of the annual and semi-annual report are available without charge by calling the above number. The SAI and the annual and semi-annual report are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186